UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2017

Nabors Industries Ltd.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32657

Bermuda	98-0363970
(State of Incorporation)	(IRS Employer Identification No.)

Crown House

4 Par-la-Ville Road

Second Floor

Hamilton, HM08 Bermuda

(Address of principal executive offices) (zip code)

(441) 292-1510

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Exchangeable Notes Offering

On January 9, 2017, Nabors Industries, Inc. (“NII”), a wholly owned subsidiary of Nabors Industries Ltd. (“NIL”), and NIL entered into a purchase agreement (the “Purchase Agreement”) under which NII agreed to sell $500,000,000 aggregate principal amount of its 0.75% Exchangeable Senior Notes due January 15, 2024 (the “Exchangeable Notes”) to the initial purchasers named in the Purchase Agreement (the “Initial Purchasers”). The Exchangeable Notes are fully and unconditionally guaranteed by NIL. The closing of the sale of the Exchangeable Notes is expected to occur on or about January 13, 2017, subject to the satisfaction of customary closing conditions. In addition, NII granted the Initial Purchasers a 30-day option to purchase up to an additional $75,000,000 in aggregate principal amount of the Exchangeable Notes on the same terms and conditions, solely to cover over-allotments, if any. A copy of the Purchase Agreement is included as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference. The Purchase Agreement should be read in its entirety for a complete description of its provisions and the summary in this report is qualified in its entirety by the text of such provisions.

The Exchangeable Notes will be exchangeable under certain circumstances for cash, common shares of NIL or a combination of cash and common shares of NIL, at NII’s election. NII may redeem the Exchangeable Notes, in whole but not in part, in connection with certain tax-related events (a “tax redemption”), at a redemption price equal to 100% of the principal amount of the Exchangeable Notes plus accrued and unpaid interest to, but excluding, the redemption date.

The exchange rate will initially be 39.7488 common shares of NIL per $1,000 principal amount of the notes (equivalent to an initial exchange price of approximately $25.16 per common share of NIL). The exchange rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, following certain corporate events that occur prior to the maturity date or upon notice of a tax redemption, the Exchange Rate will increase the exchange rate for a holder who elects to exchange its Exchangeable Notes in connection with such a corporate event or tax redemption in certain circumstances.

NII will sell the Exchangeable Notes through a private offering to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offers of the securities were made only by means of a confidential offering memorandum. The securities will not be and have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

Capped Call Transactions

On January 9, 2017, in connection with the entry into the Purchase Agreement and the pricing of the Exchangeable Notes, NIL and NII entered into privately negotiated capped call transactions with one or more of the Initial Purchasers and/or their respective affiliates (the “option counterparties”). The capped call transactions, in the aggregate, cover, subject to customary anti-dilution adjustments, the same number of NIL common shares that initially underlie the Exchangeable Notes.

The capped call transactions are expected to reduce potential dilution to NIL common shares and/or offset potential cash payments NII is required to make in excess of the principal amount upon any exchange of the Exchangeable Notes. Such reduction and/or offset is subject to a cap representing a price per share of $31.4475, an approximately 75.0% premium over the last reported sale price of $17.97 per common share of NIL on The New York Stock Exchange on January 9, 2017. If the Initial Purchasers exercise their option to purchase additional Exchangeable Notes, NIL and NII may enter into additional capped call transactions with the Initial Purchasers and/or any of their affiliates.

The capped call transactions are separate transactions entered into by NIL and NII with the option counterparties, are not part of the terms of the Exchangeable Notes and will not change holders’ rights under the Exchangeable Notes or the trustee’s rights or duties under the indenture. Holders of Exchangeable Notes will not have any rights with respect to the capped call transactions.

The description of the capped call transactions is a summary and is qualified in its entirety by reference to the complete text of the capped call transaction confirmations, copies of which are filed hereto as Exhibit 10.2 and Exhibit 10.3 and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

On January 9, 2017, NIL issued a press release announcing the commencement of the offering by NII of the Exchangeable Notes. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On January 10, 2017, NIL issued a press release announcing the pricing by NII of the offering of the Exchangeable Notes. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1

Purchase Agreement, dated January 9, 2017, among Nabors Industries, Inc., Nabors Industries Ltd. and Citigroup Global Markets Inc. and Goldman, Sachs & Co. as representatives of the Initial Purchasers.

10.2	Call Option Transaction Confirmation, dated as of January 9, 2017, between Nabors Industries Ltd., Nabors Industries, Inc. and Citigroup Global Markets Inc.
10.3	Call Option Transaction Confirmation, dated as of January 9, 2017, between Nabors Industries Ltd., Nabors Industries, Inc. and Goldman, Sachs & Co.
99.1	Launch Press Release regarding the Exchangeable Notes offering dated January 9, 2017.
99.2	Pricing Press Release regarding the Exchangeable Notes offering dated January 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: January 10, 2017	By:	/s/ Mark D. Andrews
		Name:	Mark D. Andrews
		Title:	Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1

Purchase Agreement, dated January 9, 2017, among Nabors Industries, Inc., Nabors Industries Ltd. and Citigroup Global Markets Inc. and Goldman, Sachs & Co. as representatives of the Initial Purchasers.

10.2	Call Option Transaction Confirmation, dated as of January 9, 2017, between Nabors Industries Ltd., Nabors Industries, Inc. and Citigroup Global Markets Inc.
10.3	Call Option Transaction Confirmation, dated as of January 9, 2017, between Nabors Industries Ltd., Nabors Industries, Inc. and Goldman, Sachs & Co.
99.1	Launch Press Release regarding the Exchangeable Notes offering dated January 9, 2017.
99.2	Pricing Press Release regarding the Exchangeable Notes offering dated January 10, 2017.